UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On August 10, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the financial and operating results of the second quarter ended June 30, 2006.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1	On August 10, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the financial and operating results of the second quarter ended June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	On August 10, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the financial and operating results of the second quarter ended June 30, 2006.

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES SECOND QUARTER 2006

FINANCIAL AND OPERATING RESULTS

Vancouver, BC – (August 10, 2006) – Chemokine Therapeutics Corp.(TSX: CTI; OTCBB: CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced the financial and operating results of the second quarter ended June 30, 2006.

Second Quarter Highlights:

•

Achievement of critical milestone with the commencement of the CTCE-9908 phase Ib/II clinical trial under which the dosing of the first cancer patient was announced May 2, 2006;

•

Continuation of a three stage phase Ib clinical study for CTCE-0214 to enable the Company to evaluate the safety, pharmacodynamics and pharmacokinetic profile of CTCE-0214 as a single dose and a multi-dose immune system booster, and in combination with granulocyte colony stimulating factor (G-CSF);

•

The re-acquisition of the CTCE-0214 option and first right of refusal on all our other products from Pharmaceutical Product Development, Inc., enabling the Company to add further value to this program by continuing to develop CTCE-0214 while maintaining full control of its other products for potential licensing to other companies;

•

Strengthening of the Company’s management team with the appointment of Dr. Guy Ely to serve as Chief Medical Officer, who will be responsible for overseeing Chemokine’s overall clinical development program and regulatory filings;

•

Demonstration in an animal model that CTCE-0324 enhances the survival of endothelial cells (essential components of existing blood vessels), stimulates the differentiation of individual endothelial cells into coordinated tube-like structures (mini blood vessels), and induces new blood vessels to sprout from pre-existing vessels using cell culture systems; and

•

Announcement of an agreement with the Fred Hutchinson Cancer Research Center in Seattle, Washington to study the potential of CTCE-0214 to accelerate the repopulation of stem cells to the bone marrow from human umbilical cord blood.

“With our two lead compounds in clinical trials, Chemokine continues to advance our core programs while building on our product pipeline.  In addition, our recent collaborations with prestigious institutions studying our drug candidates, as well as key management and board additions, demonstrate the interest surrounding the potential of chemokine-based therapies,” stated Dr. Hassan Salari, Chief Executive Officer and President of Chemokine Therapeutics.

Financial Results - Unaudited

(All amounts in U.S. dollars and in accordance with U.S. GAAP unless otherwise specified)

The Company incurred a net loss of $1,701,685 ($0.04 per share) during the three months ended June 30, 2006 compared to a net loss of $834,648 ($0.03 per share) during the same period in 2005. The increase in net loss was principally due to the increase in research and development expenses and general and administrative expenses as described below.

Research and development expenses were $1,015,108 during the three months ended June 30, 2006, compared to $614,257 for the three months ended June 30, 2005.  The increase in research and development expenses in the current period was primarily attributable to the increase in clinical trial costs for Chemokine’s two lead compounds CTCE-0214 and CTCE-9908.  Research and development expenses in the quarter also included preclinical and regulatory expenses and research staff salaries, as well as a $100,000 payment to PPDI to re-acquire the rights to the Company’s CTCE-0214 compound.  During the quarter, the Company continued dosing subjects under an ongoing, three stage, phase Ib clinical trial for CTCE-0214 which began in December 2005.  In addition, Chemokine commenced the phase Ib/II clinical trial for CTCE-9908 in cancer patients.

The Company recorded general and administrative expenses of $1,058,947 for the three months ended June 30, 2006, compared to $439,851 for the comparative period in 2005.  General and administrative expenses consisted primarily of salaries, legal and accounting services, investor relations, office expenses, patent filing costs and business development.  Also included in general and administrative expenses in the current quarter is a $237,600 fee paid to Pharmaceutical Product Development, Inc (“PPDI”) to facilitate the sale of their common shares to third-party investors subsequent to PPDI’s conversion of its 2,000,000 convertible preferred shares into 2,000,000 common shares.  This transaction was part of an agreement we entered into with PPDI on April 12, 2006 to re-acquire the licensing rights to Chemokine’s compound CTCE-0214.  There are currently no preferred shares outstanding.

For the three months ended June 30, 2006, Chemokine recorded stock-based compensation expense of $37,584, compared to $91,932 for the three months ended June 30, 2005.  We realized other income of $112,051 for the three months ended June 30, 2006, compared to $65,392 for the three months ended June 30, 2005.  Other income consisted primarily of interest earned on cash balances and investments which benefited from increasing interest rates and slightly higher cash balances quarter over quarter.

As of June 30, 2006, the Company had funds available of $9,841,847.  For the three months ended June 30, 2006, Chemokine used net cash of $1,748,659 in operating activities consisting primarily of the net loss for the period of $1,701,685.  During the quarter, the exercise of warrants generated $674,156 in cash.

FINANCIAL CHARTS FOLLOW

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

(Expressed in U.S. dollars)

	June 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,283,418	$3,719,163
Investments	6,558,429	2,627,760
Amounts receivable	93,354	33,214
Prepaid expense and deposits	102,395	154,969

TOTAL CURRENT ASSETS	10,037,596	6,535,106

PROPERTY AND EQUIPMENT	423,820	351,438

LICENSE	20,146	23,993

DUE FROM AFFILIATES	–	91,783

	$10,481,562	$7,002,320

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$275,164	$253,199
Due to affiliates	138,117	–
Current portion of capital lease obligation	12,531	11,648
TOTAL CURRENT LIABILITIES	425,812	264,847

CAPITAL LEASE OBLIGATION	15,679	21,157
	441,491	286,004

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: June 30, 2006 – Nil; December 31, 2005 – 2,000,000	–	2,000

COMMON STOCK
Authorized – 100,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: June 30, 2006 – 42,183,748; December 31, 2005 – 31,897,206	42,184	31,897

ADDITIONAL PAID-IN CAPITAL	30,845,505	23,717,965

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(20,847,618)	(17,035,546)

	10,040,071	6,716,316

	$10,481,562	$7,002,320

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS

(Expressed in U.S. dollars)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005

REVENUE	$-	$275,000	$-	$275,000

EXPENSES
Research and development	1,015,108	614,257	2,436,116	1,474,201
General and administrative	1,058,947	439,851	1,689,652	1,285,870
Stock-based compensation	37,584	91,932	72,231	2,165
Amortization of license	1,923	1,924	3,847	3,847
Depreciation of property and equipment	38,697	7,875	74,430	11,408
Foreign exchange (gain) loss	(338,523)	19,201	(302,952)	141,262

	1,813,736	1,175,040	3,973,324	2,918,753

OTHER INCOME	112,051	65,392	161,252	120,418

NET (LOSS)	$(1,701,685)	$(834,648)	$(3,812,072)	$(2,523,335)

NET (LOSS) PER COMMON SHARE -
FOR THE PERIOD – BASIC AND DILUTED	$(0.04)	$(0.03)	$(0.10)	$(0.08)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	40,988,420	31,789,641	37,043,990	31,372,002

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, and stem cells, as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development. For more information, please visit the Company’s website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Elite Financial Communications Group

Chemokine Investor/Media Relations

Dodi Handy, President & CEO

Phone: 407.585.1080

E-mail: chkt@efcg.net